                                                    Schedule to Exhibit 10.2


                               MORRISON KNUDSEN CORPORATION

                             SCHEDULE OF EMPLOYMENT AGREEMENTS




                 NAME                        DATE OF AGREEMENT
                 ----                        -----------------
           Hanks, Stephen G.                  January 1, 1993
           Kealey, Thomas F.                  July 11, 1994
           Tinstman, Robert A.                January 1, 1993
           Zarges, Thomas H.                  January 1, 1994
